Exhibit 10.1

Execution Copy

This AMENDING AGREEMENT is dated as of September 25, 2020.

AMONG:

AMALGO CORPORATION (formerly Neograft Solutions Inc., the entity existing following the amalgamation of NeoGraft Solutions Inc., NeoGrafters Limited, and 1904247 Ontario Ltd.), (“Canadian Vendor Amalco”), a corporation existing under the laws of the Province of Ontario

– and –

AMALGO HOLDING CORP. (formerly NeoGraft Holding Corp.), a corporation existing under the laws of the State of Delaware (“Holdings US”)

– and –

AMALGO SOLUTIONS CORP. (formerly NeoGraft Solutions Corp.), a corporation existing under the laws of the State of Delaware (“Solutions US”)

– and –

AMALGO US CORP. (formerly NeoGrafters US Corp.), a corporation existing under the laws of the State of Delaware (“Grafters US” and together with Holdings US and Solutions US, the “US Vendors”)

– and –

AMALGO (formerly Societe De Promotion Et Diffusion D’equipement Medical Medicamat), a corporation existing under the laws of France (the “French Vendor” and together with Canadian Vendor Amalco and the US Vendors, the “Vendors”)

– and –

MIRIAM MERKUR, an individual resident in the Province of Ontario (“Miriam” and collectively with the Vendors, the “Vendor Parties”)

– and –

VENUS CONCEPT LTD., a corporation existing under the laws of Israel (the “Purchaser”)

WHEREAS the Vendor Parties and the Purchaser are parties to a master asset purchase agreement dated as of January 26, 2018 (the “MAPA”);

AND WHEREAS in accordance with the terms of Section 2.10 of the MAPA the Purchaser has paid Canadian Vendor Amalco an aggregate of $1,203,376.07 of the Earn-Out Amount;

AND WHEREAS the Parties desire to amend the terms of the MAPA in accordance with Section 1.12 of the MAPA to establish a payment plan for the remaining portion of the Earn-Out Amount, such amount being $796,623.93 (the “Earn Out Balance”), to be paid by the Purchaser to Canadian Vendor Amalco as set forth herein;

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto (collectively, the “Parties”, and individually a “Party”) hereby agree as follows:

1.

The Parties acknowledge, confirm and agree that notwithstanding anything in the MAPA to the contrary (including, Section 2.10(c)(ii) of the MAPA), that the Earn Out Balance shall be due and payable as follows:

(a)	$150,000 on September 25, 2020;

(b)	$100,000 on or before October 2, 2020;

(c)	$200,000 on or before November 1, 2020;

(d)	$200,000 on or before December 1, 2020; and

(e)	$146,623.93 on or before January 1, 2021.

2.

Notwithstanding anything in the MAPA to the contrary, any overdue payments under Section 1 of this Amending Agreement shall bear interest at a rate of ten percent (10%) per annum equal, calculated and payable monthly, with interest on overdue interest at the same rate, from the date that a payment under Section 1 of this Amending Agreement is due and payable to the date immediately prior to the date such payment is made by the Purchaser to Canadian Vendor Amalco. For certainty, any failure to make any payment under Section 1 of this Amending Agreement when due and payable shall be a breach of Section 2.10 of the MAPA, and any claim for indemnification in respect thereof may also include a claim for the foregoing interest.

3.

The Vendor Parties hereby release, discharge and waive all Claims (including any potential Claims not yet asserted) in relation to any breaches of Section 2.10 of the MAPA occurring prior to the entering into of this Amending Agreement .

4.

The provisions contained in this Amending Agreement shall be deemed to be additions to the provisions of the MAPA, to the extent necessary to give full and complete effect to the provisions herein contained, and this Amending Agreement shall be supplementary to the MAPA and shall be read and construed therewith as if the MAPA and this Amending Agreement constituted but one document. Except as otherwise defined herein, the capitalized terms used in this Amending Agreement shall have the same meanings as ascribed to them in the MAPA.

5.	All amounts in this Amending Agreement are stated and shall be paid in the currency of the United States of America.

6.

The Parties wish to confirm the agreements set out in the MAPA, as amended and supplemented by the terms contained herein. The terms and conditions of the MAPA shall remain in full force and effect, unamended except for the agreements, amendments and supplements effected under this Amending Agreement.

7.

This Amending Agreement may be executed by the Parties in separate counterparts by original or electronic signature, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page to this Amending Agreement by any Party by electronic transmission will be as effective as delivery of a manually executed copy of this Amending Agreement by such Party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the Parties have caused this Amending Agreement to be executed as of the day and year first above written.

AMALGO CORPORATION			AMALGO HOLDING CORP.

Per:	/s/ Miriam Merkur		Per:	/s/ Miriam Merkur
	Name:	Miriam Merkur		Name:	Miriam Merkur
	Title:	President		Title:	President

AMALGO SOLUTIONS CORP.			AMALGO US CORP.

Per:	/s/ Miriam Merkur		Per:	/s/ Miriam Merkur
	Name:	Miriam Merkur		Name:	Miriam Merkur
	Title:	President		Title:	President

/s/ Miriam Merkur MIRIAM MERKUR			AMALGO
			Per:	/s/ Miriam Merkur
				Name:	Miriam Merkur
				Title:	President

VENUS CONCEPT LTD.

			Per:	/s/ Domenic Serafino
				Name:	Dom Serafino
				Title:	CEO